Coatue Innovative Strategies Fund

Consolidated Schedule of Investments

March 31, 2026

	Number of		Fair	Percentage of
	Shares	Cost	Value	Net Assets
Investments in public companies, at fair value
Common Stocks
Germany
Industrials
Siemens Energy AG *	300,551	$54,525,402	$49,416,494	1.0%

Japan
Industrials
Mitsubishi Heavy Industries, Ltd. *	2,064,809	55,590,624	54,942,745	1.1%
Information Technology
KIOXIA Holdings Corporation *	206,651	29,128,452	24,844,215	0.5%
Total Japan		84,719,076	79,786,960	1.6%

Netherlands
Information Technology
ASML Holding N.V. New York Registry Shares *	13,672	18,535,187	18,058,388	0.4%
Australian Strategic Materials Ltd *	99,460	132,280,229	128,664,174	2.7%
Total Netherlands		150,815,416	146,722,562	3.1%

Sweden
Communication Services
Spotify Technology S.A. *	26,420	13,312,545	12,811,322	0.3%

United States
Communication Services
Alphabet Inc. Class A	219,304	53,980,459	63,063,058	1.3%
Alphabet Inc. Class C	73,897	18,224,787	21,198,093	0.4%
Meta Platforms, Inc. *	61,033	37,804,766	34,918,810	0.7%
Netflix, Inc. *	124,015	11,529,272	11,924,042	0.2%
Consumer Discretionary
Carvana Co. *	38,507	11,405,964	12,105,831	0.2%
DoorDash, Inc. *	65,300	12,988,844	9,804,795	0.2%
Financials
Equinix, Inc.	102,574	93,557,509	100,547,138	2.1%
Visa Inc. Class A *	78,829	25,853,777	23,825,277	0.5%
Healthcare
Intuitive Surgical, Inc. *	76,206	42,622,359	35,130,204	0.7%
Natera, Inc. *	212,991	46,473,117	42,596,070	0.9%
Industrials
Eaton Corporation plc	288,462	104,105,089	103,174,204	2.1%
GE Vernova Inc.	80,890	49,425,336	70,608,881	1.5%
Information Technology
Applied Materials, Inc. *	436,885	101,988,577	149,322,925	3.1%
Broadcom Inc.	262,542	82,823,305	81,259,374	1.7%
Lam Research Corporation	695,859	101,087,482	148,677,234	3.1%
Total United States		793,870,643	908,155,936	18.7%

Total Common Stocks		1,097,243,082	1,196,893,274	24.7%

American Depositary Receipts
Taiwan
Information Technology
Taiwan Semiconductor Manufacturing Co., Ltd.	694,536	191,003,247	234,718,441	4.9%

See accompanying notes to Consolidated Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

	Acquisition	Number of		Fair	Percentage of
	Date	Shares	Cost	Value	Net Assets
Investments in public companies, at fair value
Exchange Traded Fund
United States
Crypto Funds
iShares Bitcoin Trust ETF *(3)		67,226	$4,106,971	$2,582,823	0.1%

Total investments in public companies, at fair value			$1,292,353,300	$1,434,194,538	29.7%

Investments in private companies, at fair value (1)(2)
Common Stocks
Australia
Information Technology
Canva Pty Ltd. Class A *(4)	10/06/2025	28,868	47,520,770	47,520,770	1.0%
United Kingdom
Financials
Revolut Group Holdings Ltd. Ordinary Shares *(5)	08/07/2025	228,422	282,654,460	322,096,811	6.7%
United States
Financials
Ramp Business Corporation Class A *(6)	09/05/2025	309,489	25,309,910	27,854,010	0.6%
Stripe, Inc. Class B *(7)	08/13/2025	3,422,513	153,237,852	215,618,319	4.5%
Industrials
Anduril Industries, Inc. Class B *(8)	07/21/2025	58,763	2,402,396	2,429,509	0.0%
Anduril Industries, Inc. Class C *(8)	07/21/2025	28	1,145	1,158	0.0%
Space Exploration Technologies Corp. Class A *(9)	08/19/2025	161,646	41,542,361	85,121,167	1.7%
Space Exploration Technologies Corp. Class C *(9)	08/19/2025	98,460	33,457,410	51,848,051	1.1%
Information Technology
OpenAI Global, LLC Class A *(10)	10/03/2025	233,339	100,335,770	160,464,174	3.3%
Total United States			356,286,844	543,336,388	11.2%

Total Common Stocks			686,462,074	912,953,969	18.9%

Preferred Stocks
Australia
Information Technology
Canva Pty Ltd. Series A *(4)	11/05/2025	31,883	52,483,882	52,483,882	1.1%
United States
Financials
Ramp Business Corporation Series E-2 *(6)	07/28/2025	436,696	28,385,240	39,302,640	0.8%
Ramp Business Corporation Series E-3 *(6)	11/21/2025	292,275	26,304,750	26,304,750	0.6%
Information Technology
Anthropic PBC Series F-1 *(11)	08/18/2025	886,728	124,999,918	229,783,502	4.8%
Anthropic PBC Series G *	01/27/2026	964,742	249,999,768	249,999,768	5.2%
Cursor Series D *(12)	10/14/2025	39,675	25,000,305	25,000,305	0.5%
Databricks, Inc. Series K *	09/08/2025	433,333	64,999,950	82,333,270	1.7%
Databricks, Inc. Series L *	12/16/2025	789,473	149,999,870	149,999,870	3.1%
OpenAI Global, LLC Series A-3 *(10)	08/04/2025	488,823	150,000,000	336,157,173	7.0%
Total United States			819,689,801	1,138,881,278	23.7%

Total Preferred Stocks			872,173,683	1,191,365,160	24.8%

Total investments in private companies, at fair value			$1,558,635,757	$2,104,319,129	43.7%

See accompanying notes to Consolidated Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

	Number of	Cost	Fair	Percentage of
	Shares	/ Proceeds	Value	Net Assets
Short-Term Investment
State Street Institutional U.S. Government Money Market Fund Opportunity Class (13)	1,188,557,353	$1,188,557,353	$1,188,557,353	24.6%

* Investment is non-income producing.

(1) Restricted Security. Investments generally issued in private placement transactions and as such are generally restricted as to resale. There are no circumstances that would cause the resale restriction to lapse. Each investment may have been purchased on various dates and for different amounts. Total fair value of restricted investments as of March 31, 2026 was $2,104,319,129, or 43.7% of net assets.

(2) The fair value of the investment was determined using significant unobservable inputs. See Note 2.

(3) Investment is held by Coatue Innovative Strategies Fund BR1 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(4) Investment is held by Coatue US 137 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(5) Investment is held by Coatue US 133 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(6) Investment is held by Coatue US 136 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(7) Investment is held by Coatue US 135 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(8) Investment is held by Coatue CTEK 1 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(9) Investment is held by Coatue US 119 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(10) Investment is held by Coatue US 139 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(11) Investment is held by Coatue US 151 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(12) Investment is held by Coatue US 153 LLC, a wholly-owned subsidiary of the Fund. See Note 1.

(13) The 7-day effective yield as of March 31, 2026 is 3.6%.

See accompanying notes to Consolidated Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
BRL	40,010,438	USD	7,549,852	Morgan Stanley Capital Services LLC	06/17/2026	$45,735	$-
JPY	243,258,020	USD	1,542,243	Morgan Stanley Capital Services LLC	06/17/2026	308	-
EUR	6,428,264	USD	7,458,715	Goldman Sachs International Limited	09/16/2026	22,611	-
EUR	5,199,764	USD	6,008,167	Morgan Stanley Capital Services LLC	09/16/2026	43,409	-
EUR	3,871,715	USD	4,503,269	State Street Bank and Trust Company	09/16/2026	2,700	-
DKK	80,220,006	USD	12,769,819	State Street Bank and Trust Company	06/17/2026	-	(312,654)
JPY	2,893,002,523	USD	18,819,535	State Street Bank and Trust Company	06/17/2026	-	(474,383)
KRW	120,546,111,777	USD	80,359,247	Goldman Sachs International Limited	06/17/2026	-	(51,376)
CNH	15,306,693	USD	2,257,957	Morgan Stanley Capital Services LLC	09/16/2026	-	(9,651)
USD	12,574,856	DKK	80,220,006	State Street Bank and Trust Company	06/17/2026	117,690	-
USD	19,189,070	JPY	2,945,579,853	Goldman Sachs International Limited	06/17/2026	510,514	-
USD	38,749,918	JPY	5,968,844,266	Morgan Stanley Capital Services LLC	06/17/2026	900,192	-
USD	52,324,491	JPY	8,179,882,219	State Street Bank and Trust Company	06/17/2026	454,096	-
USD	305,080,027	KRW	440,360,087,422	Goldman Sachs International Limited	06/17/2026	11,711,952	-
USD	10,711,422	KRW	15,526,561,944	Morgan Stanley Capital Services LLC	06/17/2026	367,620	-
USD	3,494,719	CNH	23,737,880	Morgan Stanley Capital Services LLC	09/16/2026	8,007	-
USD	18,662,661	EUR	15,722,530	Goldman Sachs International Limited	09/16/2026	364,507	-
USD	32,252,001	EUR	27,475,095	Morgan Stanley Capital Services LLC	09/16/2026	276,007	-
USD	168,675,973	EUR	144,628,216	State Street Bank and Trust Company	09/16/2026	355,137	-
USD	7,505,958	BRL	40,010,438	Morgan Stanley Capital Services LLC	06/17/2026	-	(89,628)
USD	4,970,521	CNH	33,871,614	Goldman Sachs International Limited	09/16/2026	-	(4,673)
						$15,180,485	$(942,365)

See accompanying notes to Consolidated Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Purchased Options
Description	Counterparty	Number of Contracts	Notional Amount	Exercise Price	Expiration Date	Value
Purchased Options - 0.0%
Put Options
PUT USD CNH 7.35 09/01/2026	Goldman Sachs International Limited	10,240,000	$75,264,000	7.35	09/01/2026	$1,966
PUT USD CNH 7.35 09/01/2026	Morgan Stanley Capital Services LLC	46,180,000	$339,423,000	7.35	09/01/2026	$8,867
PUT USD TWD 33 06/01/2026	Goldman Sachs International Limited	39,920,000	$1,317,360,000	33.0	06/01/2026	$214,866
PUT USD TWD 33 06/01/2026	Morgan Stanley Capital Services LLC	54,770,000	$1,807,410,000	33.0	06/01/2026	$294,795
PUT USD TWD 34 09/01/2026	Goldman Sachs International Limited	17,000,000	$578,000,000	34.0	09/01/2026	$126,718
PUT USD TWD 34 09/01/2026	Morgan Stanley Capital Services LLC	96,800,000	$3,291,200,000	34.0	09/01/2026	$721,547
PUT USD TWD 34.5 12/01/2026	Goldman Sachs International Limited	7,150,000	$246,675,000	34.5	12/01/2026	$73,102
Total Purchased Options			$7,655,332,000			$1,441,861

See accompanying notes to Consolidated Schedule of Investments

Coatue Innovative Strategies Fund

Consolidated Schedule of Investments (continued)

March 31, 2026

Total Return Swaps
Counterparty	Reference Entity/ Obligation	Fund Pays	Fund Receives	Termination Date	Currency	Notional Amount	Value	Upfront Payments/ Receipts	Net Unrealized Appreciation (Depreciation)
Bank of America, National Association	Samsung Electronics Co Ltd	$(233,574)	$-	January 29, 2029	KRW	$8,542,232	$(358,683)	$-	$(358,683)
Bank of America, National Association	SK Hynix	(124,361)	-	January 29, 2029	KRW	1,598,883	(146,523)	-	(146,523)
Goldman Sachs International Limited	Contemporary Amperex Technology	(93,283)	56,651,472	January 15, 2031 - March 26, 2031	CNY	558,223,978	8,246,987	-	8,246,987
Goldman Sachs International Limited	Samsung Electronics Co Ltd	(3,157,078)	-	January 29, 2031	KRW	98,373,659	(3,205,304)	-	(3,205,304)
Goldman Sachs International Limited	SK Hynix	(5,062,532)	-	October 18, 2030	KRW	100,282,309	(5,105,296)	-	(5,105,296)
							$(568,819)	$-	$(568,819)

See accompanying notes to Consolidated Schedule of Investments

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments

March 31, 2026 (Unaudited)

1. Organization

Coatue Innovative Strategies Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), as a non-diversified, closed-end management investment company and commenced trading operations on May 12, 2025. Coatue Management, L.L.C. serves as the Fund’s investment adviser (“Coatue” or the “Adviser”) and is responsible for making investment decisions for the Fund’s portfolio.

The Fund’s investment objective is to seek to generate long-term capital appreciation.

The Fund focuses its investment strategies around investing in “Innovation Companies”. For these purposes, “Innovation Companies” include companies operating and investing in the technology, media and telecommunications sectors and/or other sectors disrupted by innovation, including, but not limited to the energy, healthcare, life science, consumer and retail, mobile internet, digital entertainment and ecommerce, cloud computing, machine learning, artificial intelligence, transportation, semiconductors, robotics, logistics and infrastructure (including electric vehicles and related technologies), defense, mobile gaming and financial services sectors. Innovation Companies include companies that the Adviser believes, at the time of investment, are innovating or enabling innovation, regardless of their primary industry classification. This includes companies that (i) operate in adjacent or secondary industries impacted by technological or process innovation, (ii) develop or implement novel approaches to improve existing products, services, or infrastructure, or (iii) are involved in supporting or facilitating innovation, whether through financing, infrastructure, or other means. This encompasses companies across industries, such as companies in the financial services sector (that are embracing financial innovation) or companies in the energy sector (that are benefiting from tailwinds or infrastructure enhancements due to technology adoption/advancement). Innovation Companies include U.S. and non-U.S. private and public companies, including companies in the pre-initial public offering stage of development. The Fund expects to invest in Innovation Companies that develop, deploy, or enable artificial intelligence or “AI” technologies, including generative AI, machine learning, and related innovations, which the Adviser believes have the potential to drive significant disruption and value creation across industries. At times, as part of its investment strategy, the Fund may have a significant portion of its assets allocated to cash or cash-equivalent instruments for liquidity and portfolio management purposes.

The Fund expects to focus on investing in equity securities of Innovation Companies, including common and preferred stock and other securities having equity-like characteristics such as convertible securities, warrants, options and similar equity-linked instruments. The Fund also may invest in debt instruments, including corporate notes, loans and other debt-like instruments, such as structured credit products and hybrid debt-equity investments with equity upside potential, such as asset-backed securities. The Fund also may engage in more complex strategies by investing in derivative instruments, including options, swaps, forward and futures contracts, to manage risk, protect the portfolio during periods of volatility, or gain specific market exposure or enhance returns. The Fund intends to invest in currency-related instruments, including foreign currency forwards or foreign exchange hedges to mitigate currency risks arising from non-U.S. investments. The Fund may utilize both over-the-counter and exchange traded derivative instruments. Additionally, the Fund intends to engage in short sales against the box, which involve selling a security short while holding an equivalent long position in the same security. These transactions are typically undertaken to hedge downside risk, manage tax liabilities, or preserve portfolio value during periods of market volatility.

Depending on market conditions and other factors determined in the sole discretion of the Adviser, the Fund generally intends to allocate approximately 50-80% of its assets to public assets and 20-50% of its assets to private assets. The Fund may maintain its assets in money market securities, cash or cash-equivalent instruments, for portfolio management and liquidity purposes. The Fund's investments also may include those of other registered investment companies, such as exchange-traded funds (“ETFs”).

The Fund’s Board of Trustees (the “Board”) provides broad oversight over the Adviser’s implementation of the Fund’s operations and affairs. A majority of the Fund’s Board is comprised of persons who are not “interested persons” (as defined in the Investment Company Act) (the “Independent Trustees”).

The Fund will sell its shares of beneficial interest (“Shares”) only to eligible investors that are “qualified clients” as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended.

The Fund offers three separate classes of Shares designated as Class S, Class D and Class I Shares. Each class of Shares is subject to different fees and expenses. The Fund may offer additional classes of Shares in the future.

The consolidated financial statements of the Fund include its wholly owned subsidiaries which are presented below with their respective percentage of net assets: Coatue CTEK 1 LLC (0.05%), Coatue Innovative Strategies Fund BR1 LLC (0.13%), Coatue US 119 LLC (2.84%), Coatue US 133 LLC (6.68%), Coatue US 135 LLC (4.47%), Coatue US 136 LLC (1.94%), Coatue US 137 LLC (2.07%), Coatue US 139 LLC (10.29%), Coatue US 151 LLC (9.94%) and Coatue US 153 LLC (0.52%).

The Fund may make investments through its subsidiaries. Such subsidiaries will not be registered under the 1940 Act. The Board has oversight responsibility for the investment activities of the Fund, including its investment in any subsidiary. To the extent applicable to the investment activities of a subsidiary, the subsidiary will follow the same compliance policies and procedures as the Fund. The Fund would “look through” any such subsidiary to determine compliance with its investment policies. All intercompany balances and transactions have been eliminated in consolidation.

The Consolidated Schedule of Investments of the Fund includes the accounts of the subsidiaries.

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

March 31, 2026 (Unaudited)

2. Fair Value Measurements

The Board has designated the Adviser as its “valuation designee”, as defined in Rule 2a-5 under the Investment Company Act, to determine fair value in good faith for all applicable investments made by the Fund.

The Fund follows FASB ASC Topic 820, Fair Value Measurements and Disclosures (“ASC 820”), which specifies a hierarchy of valuation techniques based on whether the inputs to those valuation techniques are observable or unobservable. ASC 820 defines fair value as the amount that would be exchanged to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. Under ASC 820, unadjusted quoted market prices in active markets typically are the best evidence of the fair value of a financial instrument. If reliable quoted market prices in active markets are not available, fair value may be estimated using a variety of methods depending on the nature of the instrument and the manner in which it is traded. ASC 820 classifies the inputs used to measure fair values into the following hierarchies:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

Investments in private investment companies measured using net asset value (“NAV”) as a practical expedient are not categorized within the fair value hierarchy.

Fair value is a market-based measure, based on assumptions of prices and inputs considered from the perspective of a market participant that are current as of the measurement date, rather than an entity-specific measure. Therefore, even when market assumptions are not readily available, the Adviser’s assumptions are set to reflect those that market participants would use in pricing the asset or liability at the measurement date.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including the type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Because of the inherent uncertainty of valuation, those estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Adviser in determining fair value is greatest for investments categorized in Level 3.

In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy into which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement.

Fair Value - Valuation Techniques and Inputs

Investments in public companies, including short positions

Investments in public companies and investments in public companies, sold short that are freely tradable and are listed on major securities exchanges are valued at their closing price as of the valuation date. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Securities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 of the fair value hierarchy.

Derivative Contracts

The Adviser records its derivative activities at fair value. Gains and losses from derivative contracts are included in net realized gain (loss) on derivative contracts and net change in unrealized appreciation (depreciation) on derivative contracts in the Consolidated Statement of Operations. Derivative contracts may include foreign currency exchange contracts, total return swaps and option contracts related to foreign currencies and equity prices.

Option contracts

The fair value of options which are listed on major securities exchanges are valued at their last reported sales price as of the valuation date or based on the midpoint of the bid/ask spread at the close of business. Depending on the frequency of trading, options are generally categorized in Level 1 or 2 of the fair value hierarchy.

Options which are traded on over-the-counter (“OTC”) markets are generally valued using indicative broker quotes derived from pricing models that are widely accepted by marketplace participants. OTC options are generally categorized in Level 2 of the fair value hierarchy.

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

March 31, 2026 (Unaudited)

2. Fair Value Measurements (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Derivative Contracts (continued)

Total return swaps

Total return swaps may be centrally cleared or traded on the OTC market. The fair value of total return swaps is recorded at the swap contract’s net equity value. Net equity is calculated by determining the notional fair value of the assets and liabilities underlying the swap contracts. The notional fair values of the underlying securities, which are typically investments in public companies or investments in public companies, sold short, are consistent with the valuation procedures discussed above. Total return swaps are generally classified in Level 2 of the fair value hierarchy.

Foreign Currency Exchange Contracts

The Adviser values foreign currency exchange contracts based on the terms of the contract (including the notional amount and contract duration) and using observable inputs, such as currency exchange rates. Foreign currency contracts are generally categorized in Level 2 of the fair value hierarchy.

Investments in private companies

The Fund’s investment in private companies typically consist of direct common and preferred stock. The transaction price is typically the Adviser’s best estimate of fair value at both investment inception and continuing for a reasonable period of time following the initial investment, absent the occurrence of any material events that could affect that price. Following an initial investment, the Adviser will generally view the transaction price for subsequently completed financing rounds as an appropriate indicator of fair value. The Adviser will typically take the following factors, among possible others, regarding the relevant financing round into account when determining whether a subsequent financing round is indicative of fair value: whether the financing round was an arm’s length transaction; whether the round included participation by one or more sophisticated and unrelated new investors; whether the financing round involved a forced sale or a fire sale; new investor participation in the financing round; size of the financing round; and strategic investor participation in the financing round. In addition to new financing rounds that have occurred, the Adviser may also consider prospective transactions or financing rounds (to the extent knowable), when considering the appropriate fair value for a private company.

The Adviser also values private companies using an income approach, a market approach, scenario analysis and/or underlying assets approach. In certain instances, the Adviser may use multiple valuation approaches for a particular investment and estimate its fair value based on a weighted average or a selected outcome within a range of multiple valuation results. The decision to use a valuation approach will depend on the investment type and the information available.

Inputs used under an income approach may include annual projected cash flows for each investment through their expected remaining economic life discounted to present value using appropriate risk-adjusted discount rates. These cash flow assumptions may be probability-weighted to reflect the risks associated with achieving expected performance levels across various business scenarios. Inputs used under an income approach may include an assessment of the credit profile of the private company as of the measurement date, the operating performance of the private company, trends in the liquidity and financial leverage ratios as of the measurement date, and an assessment of the private company’s business enterprise value and liquidation value.

Inputs used under a market approach may include valuation multiples applied to corresponding performance metrics, such as earnings before interest, taxes, depreciation, and amortization, revenue or net earnings. The selected valuation multiples were estimated through a comparative analysis of the performance and characteristics of each investment within a range of comparable companies or transactions in the observable marketplace. In addition, recent merger and acquisition transactions of comparable companies may be used as a basis to develop implied valuation multiples. Investment valuations using the market approach may also consider factors such as liquidity, credit, and market risk factors of the private company.

Inputs used under a scenario analysis utilize a forward-looking method that considers one or more possible future scenarios and the associated payoff to each class of equity across each exit scenario. Scenarios are calibrated to the entry price or most recent transaction and adjusted based on company specific and market performance. In addition to this, when deemed appropriate, a weighting is applied to encapsulate movements in public markets. The magnitude of the weighting is dependent on various factors, including but not limited to, the company’s stage of development, relevant public company comparables, etc. This method is typically utilized for early-stage investments.

Inputs used under an underlying assets approach are based on the fair value of the assets and liabilities of the company. This approach is typically not applied to a going concern business.

Once the enterprise value has been determined for the private company based on one or more of the methodologies described above, the value per unit, or the concluded price per share of each class of security is typically determined in accordance with the following allocation methodologies:

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

March 31, 2026 (Unaudited)

2. Fair Value Measurements (continued)

Fair Value - Valuation Techniques and Inputs (continued)

Investments in private companies (continued)

The waterfall approach follows the commonly accepted practice that the fair value of a subject equity security is equal to a subject company’s enterprise value less the liquidation preference of all securities senior to the subject security, plus the value of the subject company’s non-operating assets. Non-operating assets typically consist of cash and cash equivalents.

The option pricing methodology is a forward-looking allocation of value method that considers the current equity value and then allocates the value to the various classes of equity based on the preferred shareholders’ liquidation preferences, participation rights, dividend policy and conversion rights. An OPM may be used where, among other possible circumstances, an Initial Public Offering does not seem to be a likely exit opportunity and instead there is more likely to be a liquidation or acquisition scenario.

The common stock equivalent methodology assumes an equal price for every share class in the capital structure. Effectively, this method considers all shares to be common on a fully diluted basis. It may be employed where, among other possible scenarios, the Adviser believes that the most likely outcome for a company is an initial public offering or when the Adviser determines that the liquidation rights and preferences that attach to a particular security will not be met.

The Adviser may, in its discretion, also determine to engage a third-party service provider, which will typically be a valuation firm, to assist with any testing. The Adviser may use methodologies for determining the value per unit of account other than those described above provided that they are consistent with ASC 820 and such valuations are approved by the valuation committee.

Investments in private companies are generally categorized in Level 3 of the fair value hierarchy.

Coatue Innovative Strategies Fund

Notes to Consolidated Schedule of Investments (continued)

March 31, 2026 (Unaudited)

2. Fair Value Measurements (continued)

The Fund's assets and liabilities recorded at fair value have been categorized based on a fair value hierarchy as described in this Note 2. Additional sector details can be found in the Consolidated Schedule of Investments.

The following table presents information about the Fund’s assets measured at fair value as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Assets (at fair value)

Investments in public companies
Common Stocks
Germany	$49,416,494	$-	$-	$49,416,494
Japan	79,786,960	-	-	79,786,960
Netherlands	146,722,562	-	-	146,722,562
Sweden	12,811,322	-	-	12,811,322
United States	908,155,936	-	-	908,155,936
American Depositary Receipts
Taiwan	234,718,441	-	-	234,718,441
Exchange Traded Fund
United States	2,582,823	-	-	2,582,823
Total investments in public companies	$1,434,194,538	$-	$-	$1,434,194,538

Investments in private companies
Common Stocks
Australia	$-	$-	$47,520,770	$47,520,770
United Kingdom	-	-	322,096,811	322,096,811
United States	-	-	543,336,388	543,336,388
Preferred Stocks
Australia	-	-	52,483,882	52,483,882
United States	-	-	1,138,881,278	1,138,881,278
Total investments in private companies	$-	$-	$2,104,319,129	$2,104,319,129

Short-Term Investment	$1,188,557,353	$-	$-	$1,188,557,353

Derivative contracts
Total Return Swaps	$-	$8,246,987	$-	$8,246,987
Foreign Currency Options	-	1,441,861	-	1,441,861
Foreign Currency Exchange Contracts	-	15,180,485	-	15,180,485
Total derivative contracts	$-	$24,869,333	$-	$24,869,333

Total Assets, at fair value	$2,622,751,891	$24,869,333	$2,104,319,129	$4,751,940,353

	Level 1	Level 2	Level 3	Total
Liabilities (at fair value)

Derivative contracts
Total Return Swaps	$-	$8,815,806	$-	$8,815,806
Foreign Currency Exchange Contracts	-	942,365	-	942,365
Total derivative contracts	$-	$9,758,171	$-	$9,758,171

Total Liabilities, at fair value	$-	$9,758,171	$-	$9,758,171